Exhibit 3.183
Form 4 Business Corporations Act Formule 4 Loi sur les societes par actions ARTICLES OF AMALGAMATION STATUTS DE FUSION 1. The name of the amalgamated corporation is: (Set out in BLOCK CAPITAL LETTERS) D V N N Denomination sociale de la societe issue de la fusion: (Ecrire en LETTRES MAJUSCULES SEULEMENT): AC 2. The address of the registered office is: Adresse du siege social: 199 Bay Street, Suite 4000 Street & Number or R.R. Number & if Mufti-Office Building give Room No. / Rue et numero ou numero de la R.R. et, sil s’agit d’un edifice a bureaux, numero du bureau Toronto Ontario M5L1A9 Name of Municipality or Post Office / Postal Code/Code postal Nom de la municipalite ou du bureau de poste 3. Number of directors is: Fixed number OR minimum and maximum I 77 Nombre d’administrateurs: - OU minimum et maximum Nombre fixe OU minimum et maximum 4. The director(s) is/are: / Administrateur(s): First name, middle names and surname Prenom, autres prenoms et nom de famille Address for service, giving Street & No. or R.R. No., Municipality, Province, Country and Postal Code Domicile elu, y compris la rue et le numero ou le numero de la R.R., le nom de la municipalite, la province, le pays et le code postal Resident Canadian State’Yes’or’No’ Resident canadien Oui/Non Michael Graham 14 Heather Lane, Randolph, New Jersey, U.S.A. 07869 No Ken Bumstead 33 Staples Avenue, Richmond Hill, Ontario L4B 4W6 Yes

5. Method of amalgamation, check A or B Methode choisie pour la fusion — Cocher A ou B: A - Amalgamation Agreement / Convention de fusion: ? The amalgamation agreement has been duly adopted by the shareholders of each of the amalgamating corporations as required by subsection 176 (4) of the Business Corporations Act on the date set out below. Les actionnaires de chaque societe qui fusionnne ont dument adopte la convention de fusion conformement au or paragraphe 176(4) de la Loi sur les societes par actions a la date mentionnee ci-dessous. ou B — Amalgamation of a holding corporation and one or more of its subsidiaries or amalgamation of subsidiaries / Fusion d’une societe mere avec une ou plusieurs de ses filiales ou fusion de filiales: The amalgamation has been approved by the directors of each amalgamating corporation by a resolution as required by section 177 of the Business Corporations Act on the date set out below. Les administrateurs de chaque societe qui fusionne ont approuve la fusion par voie de resolution conformement a I’article 177 de la Loi sur les societes par actions a la date mentionnee ci-dessous. The articles of amalgamation in substance contain the provisions of the articles of incorporation of Les statuts de fusion reprennent essentiellement les dispositions des statuts constitutifs de Reynolds Food Packaging Canada Inc. Emballage Alimentaire Reynolds Canada Inc. and are more particularly set out in these articles. et sort enonces textuellement aux presents statuts. Names of amalgamating corporations Denomination sociale des societes qui fusionnent Ontario Corporation Number Numero de la societe en Ontario Date of Adoption/Approval Date d’adoption ou d’approbation Year Month Day annee mois jour Reynolds Food Packaging Canada Inc. Emballage Alimentaire Reynolds Canada Inc. 1763747 2011-06-28 Closure Systems International (Canada) Limited 1759854 2011-06-28 Newspring Canada Inc. 1322701 2011-06-28 798795 Ontario Limited 798795 2011-06-28 Pactiv Canada Inc. 792599 2011-06-28

6. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. Limites, sil y a lieu, imposees aux activites commerciales ou aux pouvoirs de la societe. None. 7. The classes and any maximum number of shares that the corporation is authorized to issue: Categories et nombre maximal, s’il y a lieu, d’actions que la societe est autorisee a emettre : The corporation is authorized to issue an unlimited number of shares of one class designated as common shares.

8. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series: Droits, privileges, restrictions et conditions, s’il y a lieu, rattaches a chaque categorie d’actions et pouvoirs des administrateurs relatifs a chaque categorie d’actions qui peut etre emise en serie: N/A

9. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows: L’emission, le transfert ou la propriete d’actions est/n’est pas restraint. Les restrictions, s’il y a lieu, sont les suivantes: No securities of the Corporation, other than non-convertible debt securities, shall be transferred without the consent of either (a) a majority of the directors of the Corporation expressed by a resolution passed at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors, or (b) the holders of at least 51% of the outstanding common snares of the Corporation expressed by a resolution passed at a meeting of such shareholders or by an instrument or instruments in writing signed by the holders of at least 51% of the outstanding common shares of the Corporation. 10. Other provisions, (if any): Autres dispositions, s’il y a lieu: None. 11. The statements required by subsection 178(2) of the Business Corporations Act are attached as Schedule “A”. Les declarations exigees aux termes du paragraphe 178(2) de la Loi sur les societes par actions constituent I’annexe A. 12. A copy of the amalgamation agreement or directors’ resolutions (as the case may be) is/are attached as Schedule “B”. Une copie de la convention de fusion ou les resolutions des administrateurs (selon le cas) constitue(nt) I’annexe B.

These articles are signed in duplicate. Les presents statuts sont signes en double exemplaire. Name and original signature of a director or authorized signing officer of each of the amalgamating corporations. Include the name of each corporation, the signatories name and description of office (e.g. president, secretary). Only a director or authorized signing officer can sign on behalf of the corporation. / Nom et signature originale d’un administrateur ou d’un signataire autorise de chaque societe qui fusionne. Indiquer la denomination sociale de cheque societe, le nom du signataire et sa fonction (p. ex.: president, secretaire). Seul un administrateur ou un dirigeant habilite peut signer au nom de la societe. of Corporates Reynolds Food Packaging Canada Inc. Emballage Alimentaire Reynolds Canada Inc. / Denomination sociale des societes By / Par Signature / Signature Print name of signatory / Nom du signataire en lettres moulees Description of Office / Fonction Closure Systems International (Canada) Limited Names of Corporations / Denomination sociale des societes By / Par Signature / Signature Print name of signatory / Description of Office / Fonction Nom du signataire en lettres moulees Newspring Canada Inc. Names of Corporations / Denomination sociale des societes By / Par VP. Treasurer Signature / Signature Print name of signatory / Nom du signataire en lettres moulees Description of Office / Fonction 798795 Ontario Limited Names of Corporations / Denomination sociale des societes By I Par Signature / Signature Print name of signatory / Worn du signataire en lettres moulees Description of Office / Foncion Pactiv Canada Inc. Names of Corporations / Denomination sociale des societes By / Par Signature / Signature Print name of signatory / Nom du signataire en lettres moulees Description of Office / Fonction

These articles are signed in duplicate. Les presents statuts sont sign6s en double exemplaire. Name and original signature of a director or authorized signing officer of each of the amalgamating corporations. Include the name of each corporation, the signatories name and description of office (e.g. president, secretary). Only a director or authorized signing officer can sign on behalf of the corporation. / Nom et signature originale d’un administrates ou d’un signataire autorise de chaque societe qui fusionne. Indiquer la denomination sociale de chaque societe, le nom du signataire et sa fonction (p. ex.: president, secretaire). Seul un administrateur ou un dirigeant habilite peut signer au nom de la societe. Reynolds Food Packaging Canada Inc./Emballage Alimentaire Reynolds Canada Inc. Names of Corporations / Denomination sociale des societes By / Par Signature / Signature Print name of signatory / Description of Office / Fonction Nom du signataire en lettres moulees Closure Systems International (Canada) Limited Names of Corporations / Denomination sociale des societes By / Par Signature / Signature 11 Print name of signatory / Worn do signataire en lettres moulees Description of Office / Foonction Newspring Canada Inc. Names of Corporations / Denomination sociale des societes By / Par Signature / Signature Print name of signatory / Description of Office / Fonction Nom du signataire en lettres moulees 798795 Ontario Limited Names of Corporations / Denomination sociale des societes By / Par Signature / Signature Print name of signatory / Description of Office / Fonction Nom du signataire en lettres moulees Pactiv Canada Inc. Names of Corporations / Denomination sociale des societes By / Par Signature / Signature Print name of signatory / Description of Office / Fonction Nom du signataire en lettres moulees

SCHEDULE “A-1”
STATEMENT OF DIRECTOR OR OFFICER
OF
REYNOLDS FOOD PACKAGING CANADA INC.
(the “Corporation”)
1. I, Michael Graham, am the Secretary and Treasurer of the Corporation, one of the amalgamating corporations listed in the Articles of Amalgamation to which this statement is attached.
2. Having conducted such examinations of the books and records of the Corporation and having made such inquiries and investigations as are necessary to enable me to make this statement, I hereby state that there are reasonable grounds for believing that:
(a)	the Corporation is and the amalgamated corporation will be able to pay its liabilities as they become due;

(b)	the realizable value of the assets of the amalgamated corporation will not be less than the aggregate of its liabilities and stated capital of all classes; and

(c)	no creditor will be prejudiced by the amalgamation.
DATED: June 28, 2011

/s/ Michael Graham

SCHEDULE “A-2”
STATEMENT OF DIRECTOR OR OFFICER
OF
CLOSURE SYSTEMS INTERNATIONAL (CANADA) LIMITED
(the “Corporation”)
1. I, Stephanie H. Blackman, am the Secretary of the Corporation, one of the amalgamating corporations listed in the Articles of Amalgamation to which this statement is attached.
2. Having conducted such examinations of the books and records of the Corporation and having made such inquiries and investigations as are necessary to enable me to make this statement, I hereby state that there are reasonable grounds for believing that:
(a)	the Corporation is and the amalgamated corporation will be able to pay its liabilities as they become due;

(b)	the realizable value of the assets of the amalgamated corporation will not be less than the aggregate of its liabilities and stated capital of all classes; and

(c)	no creditor will be prejudiced by the amalgamation.
DATED: June 28, 2011

/s/ Stephanie H. Blackman

SCHEDULE “A-3”
STATEMENT OF DIRECTOR OR OFFICER
OF
NEWSPRING CANADA INC.
(the “Corporation”)
1. I, GREG HANSON, am the TREASURER of the Corporation, one of the amalgamating corporations listed in the Articles of Amalgamation to which this statement is attached.
2. Having conducted such examinations of the books and records of the Corporation and having made such inquiries and investigations as are necessary to enable me to make this statement, I hereby state that there are reasonable grounds for believing that:
(a)	the Corporation is and the amalgamated corporation will be able to pay its liabilities as they become due;

(b)	the realizable value of the assets of the amalgamated corporation will not be less than the aggregate of its liabilities and stated capital of all classes; and

(c)	no creditor will be prejudiced by the amalgamation.
DATED: June 28, 2011

/s/ Greg Hanson

SCHEDULE “A-4”
STATEMENT OF DIRECTOR OR OFFICER
OF
798795 ONTARIO LTD.
(the “Corporation”)
1. I, GREG HANSON, am the TREASURER of the Corporation, one of the amalgamating corporations listed in the Articles of Amalgamation to which this statement is attached.
2. Having conducted such examinations of the books and records of the Corporation and having made such inquiries and investigations as are necessary to enable me to make this statement, I hereby state that there are reasonable grounds for believing that:
(a)	the Corporation is and the amalgamated corporation will be able to pay its liabilities as they become due;

(b)	the realizable value of the assets of the amalgamated corporation will not be less than the aggregate of its liabilities and stated capital of all classes; and

(c)	no creditor will be prejudiced by the amalgamation.
DATED: June 28, 2011

/s/ Greg Hanson

SCHEDULE “A-5”
STATEMENT OF DIRECTOR OR OFFICER
OF
PACTIV CANADA INC.
(the “Corporation”)
1. I, GREG HANSON, am the TREASURER of the Corporation, one of the amalgamating corporations listed in the Articles of Amalgamation to which this statement is attached.
2. Having conducted such examinations of the books and records of the Corporation and having made such inquiries and investigations as are necessary to enable me to make this statement, I hereby state that there are reasonable grounds for believing that:
(a)	the Corporation is and the amalgamated corporation will be able to pay its liabilities as they become due;

(b)	the realizable value of the assets of the amalgamated corporation will not be less than the aggregate of its liabilities and stated capital of all classes; and

(c)	no creditor will be prejudiced by the amalgamation.
DATED: June 28, 2011

/s/ Greg Hanson

“SCHEDULE B-1”
UNANIMOUS SHAREHOLDER DECLARATION
TO:	REYNOLDS FOOD PACKAGING CANADA INC. (the “Corporation”)
     WHEREAS the Corporation is governed by the Business Corporations Act (Ontario) (the “Act”) and the undersigned shareholder (the “Shareholder”) is the owner of all of the issued and outstanding shares of the Corporation;
     AND WHEREAS this instrument is a written declaration (the “Declaration”) by the Shareholder that restricts in part the powers of the directors to manage or supervise the management of the business and affairs of the Corporation (the “Directors’) and is deemed by the Act to be a unanimous shareholder agreement;
     AND WHEREAS it is desirable that the Shareholder rather than the Directors approve certain actions referred to below;
     NOW THEREFORE THIS DECLARATION WITNESSES as follows:
1. The powers of the Directors of the Corporation to manage or supervise the management of the business and affairs of the Corporation, whether such powers arise from the Act, the articles or the by-laws of the Corporation, or otherwise, are hereby restricted to the extent that the specific actions referred to in the attached resolutions may only be approved by the Shareholder (such actions being hereinafter referred to as the “Authorized Actions”) and the Directors are relieved of their duties and liabilities relating to the Authorized Actions.
2. In accordance with the Act and paragraph 1 hereof, the Shareholder shall have all the rights, powers and duties of the Directors of the Corporation in relation to the Authorized Actions.
3. In the exercise of such rights, powers and duties, the Shareholder shall be subject to the same duties to which the Directors of the Corporation would have been subject in the exercise of such rights and powers had this Declaration not been made.
4. A copy of this Declaration, together with any amendment or repeal thereof, shall be provided to each Director.

5. This Declaration shall enure to the benefit of the Directors and their heirs and legal representatives (who for this purpose shall be deemed to be parties to this Declaration) and shall be governed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.
     DATED: June 28, 2011.

REYNOLDS PACKING INTERNATIONAL B.V.
By:	[ ILLEGIBLE ]
Name:
	Title:	(Authorized Signatory)

2

RESOLUTION OF THE SOLE SHAREHOLDER
OF
REYNOLDS FOOD PACKAGING CANADA INC.
(the “Corporation”)
     WHEREAS the shareholder is a party to a Unanimous Shareholder Declaration dated June 28, 2011 which restricts, in whole or in part, the powers of the directors to manage, or supervise the management of, the business and affairs of the Corporation;
Amalgamation with Closure Systems International (Canada) Limited, Newspring Canada Inc., 798795 Ontario Ltd. and Pactiv Canada Inc.
     WHEREAS Closure Systems International (Canada) Limited (“Closure”) and Newspring Canada Inc. (“Newspring”) are wholly-owned subsidiaries of the Corporation, 798795 Ontario Ltd. (“NumberCo”) is a wholly-owned subsidiary of Newspring and Pactiv Canada Inc. (“Pactiv) is a wholly-owned subsidiary of NumberCo;
     AND WHEREAS it is desirable that the Corporation amalgamate with Closure Newspring, NumberCo and Pactiv pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”).
     RESOLVED that
1.	the amalgamation of the Corporation with Closure, Newspring, NumberCo and Pactiv under the Act, pursuant to subsection 177(1) thereof, is approved;
2.	upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of Closure, Newspring, NumberCo and Pactiv, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof,
3.	the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of the Corporation;
4.	no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and
5.	any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation.
* * * * *

     The foregoing resolution is hereby consented to by the sole shareholder of the Corporation pursuant to the Unanimous Shareholder Declaration dated June 28, 2011 and pursuant to the Business Corporations Act (Ontario) this 28 day of June, 2011.

REYNOLDS PACKING INTERNATIONAL B.V.
By:	[ ILLEGIBLE ]
Name:
	Title:	(Authorized Signatory)

2

“SCHEDULE B-2”
UNANIMOUS SHAREHOLDER DECLARATION
TO:	CLOSURE SYSTEMS INTERNATIONAL (CANADA) LIMITED (the “Corporation”)
     WHEREAS the Corporation is governed by the Business Corporations Act (Ontario) (the “Act”) and the undersigned shareholder (the “Shareholder”) is the owner of all of the issued and outstanding shares of the Corporation;
     AND WHEREAS this instrument is a written declaration (the “Declaration”) by the Shareholder that restricts in part the powers of the directors to manage or supervise the management of the business and affairs of the Corporation (the “Directors”) and is deemed by the Act to be a unanimous shareholder agreement;
     AND WHEREAS it is desirable that the Shareholder rather than the Directors approve certain actions referred to below:
     NOW THEREFORE THIS DECLARATION WITNESSES as follows:
1. The powers of the Directors of the Corporation to manage or supervise the management of the business and affairs of the Corporation, whether such powers arise from the Act, the articles or the by-laws of the Corporation, or otherwise, are hereby restricted to the extent that the specific actions referred to in the attached resolutions may only be approved by the Shareholder (such actions being hereinafter referred to as the “Authorized Actions”) and the Directors are relieved of their duties and liabilities relating to the Authorized Actions,
2. in accordance with the Act and paragraph 1 hereof, the Shareholder shall have all the rights, powers and duties of the Directors of the Corporation in relation to the Authorized Actions.
3. in the exercise of such rights, powers and duties, the Shareholder shall be subject to the same duties to which the Directors of the Corporation would have been subject in the exercise of such rights and powers had this Declaration not been made,
4. A copy of this Declaration, together with any amendment or repeal thereof, shall be provided to each Director.

5. This Declaration shall enure to the benefit of the Directors and their heirs and legal representatives (who for this purpose shall be deemed to be parties to this Declaration) and shall be governed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.
     DATED: JUNE 28, 2011.

REYNOLDS FOOD PACKAGING CANADA INC.
By:	/s/ MICHAEL E. GRAHAM
	Name:	MICHAEL E. GRAHAM
	Title:	(Authorized Signatory)

2

RESOLUTION OF THE SOLE SHAREHOLDER
OF
CLOSURE SYSTEMS INTERNATIONAL (CANADA) LIMITED
(the “Corporation”)
     WHEREAS the shareholder is a party to a Unanimous Shareholder Declaration dated June 28, 2011 which restricts, in whole or in part, the powers of the directors to manage, or supervise the management of, the business and affairs of the Corporation;
Amalgamation with Reynolds Food Packaging Canada Inc., Newspring Canada Inc., 798795 Ontario Ltd. and Pactiv Canada Inc.
     WHEREAS the Corporation and Newspring Canada Inc. (“Newspring”) are wholly-owned subsidiaries of Reynolds Food Packaging Canada Inc. (“Reynolds”), 798795 Ontario Ltd. (“NumberCo”) is a wholly-owned subsidiary of Newspring and Pactiv Canada Inc. (“Pactiv”) is a wholly-owned subsidiary of NumberCo;
     AND WHEREAS it is desirable that the Corporation amalgamate with Reynolds, Newspring, NumberCo and Pactiv pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”).
     RESOLVED that:
1.	the amalgamation of the Corporation with Reynolds, Newspring, NumberCo and Pactiv under the Act, pursuant to subsection 177(1) thereof, is approved;
2.	upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof and the stated capital of the amalgamated corporation shall be the same as the stated capital of Reynolds;
3.	the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Reynolds;
4.	no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and
5.	any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation.
* * * * *

The foregoing resolution is hereby consented to by the sole shareholder of the Corporation pursuant to the Unanimous Shareholder Declaration dated June 28, 2011 and pursuant to the Business Corporations Act (Ontario) this 28 day of June, 2011.

REYNOLDS FOOD PACKAGING CANADA INC.
By:	/s/ MICHAEL E. GRAHAM
	Name:	MICHAEL E. GRAHAM
	Title:	(Authorized Signatory)

2

“SCHEDULE B-3”
UNANIMOUS SHARESHOLDER DECLARETION

TO:	NEWSPRING CANADA INC. (the “Corporation”)
     WHEREAS the Corporation is governed by the Business Corporations Act (Ontario) (the “Act”) and the undersigned shareholder (the “Shareholder”) is the owner of all of the issued and outstanding shares of the Corporation;
     AND WHEREAS this instrument is a written declaration (the “Declaration”) by the Shareholder that restricts in part the powers of the directors to manage or supervise the management of the business and affairs of the Corporation (the “Directors”) and is deemed by the Act to be a unanimous shareholder agreement;
     AND WHEREAS it is desirable that the Shareholder rather than the Directors approve certain actions referred to below;
NOW THEREFORE THIS DECLARATION WITNESSES as follows:
1. The powers of the Directors of the Corporation to manage or supervise the management of the business and affairs of the Corporation, whether such powers arise from the Act, the articles or the by-laws of the Corporation, or otherwise, are hereby restricted to the extent that the specific actions referred to in the attached resolutions may only be approved by the Shareholder (such actions being hereinafter referred to as the “Authorized Actions ”) and the Directors are relieved of their duties and liabilities relating to the Authorized Actions.
2. In accordance with the Act and paragraph 1 hereof, the Shareholder shall have all the rights, powers and duties of the Directors of the Corporation in relation to the Authorized Actions.
3. In the exercise of such rights, powers and duties, the Shareholder shall be subject to the same duties to which the Directors of the Corporation would have been subject in the exercise of such rights and powers had this Declaration not been made.
4. A copy of this Declaration, together with any amendment or repeal thereof, shall be provided to each Director.

5. This Declaration shall enure to the benefit of the Directors and their heirs and legal representatives (who for this purpose shall be deemed to be parties to this Declaration) and shall be governed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.
DATED: June 28,2011.

REYNOLDS FOOD PACKAGING CANADA INC.
By:	/s/ MICHAEL E. GRAHAM
	Name:	MICHAEL E. GRAHAM
Title:
(Authorized Signatory)

2

RESOLUTION OF THE SOLE SHAREHOLDER
OF
NEWSPRING CANADA INC.
(the “Corporation”)
     WHEREAS the shareholder is a party to a Unanimous Shareholder Declaration dated June 28, 2011 which restricts, in whole or in part, the powers of the directors to manage, or supervise the management of, the business and affairs of the Corporation;
Amalgamation with Reynolds Food Packaging Canada Inc., Closure Systems International (Canada) Limited, 798795 Ontario Ltd. and Pactiv Canada Inc.
     WHEREAS the Corporation and Closure Systems International (Canada) Limited (“Closure”) are wholly-owned subsidiaries of Reynolds Food Packaging Canada Inc. (“Reynolds”), 798795 Ontario Ltd. (“NumberCo”) is a wholly-owned subsidiary of the Corporation and Pactiv Canada Inc. (“Pactiv”) is a wholly-owned subsidiary of NumberCo;
     AND WHEREAS it is desirable that the Corporation amalgamate with Reynolds, Closure, NumberCo and Pactiv pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”).
     RESOLVED that:
1.	the amalgamation of the Corporation with Reynolds, Closure, NumberCo and Pactiv under the Act, pursuant to subsection 177(1) thereof, is approved;

2.	upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof and the stated capital of the amalgamated corporation shall be the same as the stated capital of Reynolds;

3.	the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Reynolds;

4.	no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5.	any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation.
* * * * *

     The foregoing resolution is hereby consented to by the sole shareholder of the Corporation pursuant to the Unanimous Shareholder Declaration dated June 28, 2011 and pursuant to the Business Corporations Act (Ontario) this 28 day of June, 2011.

REYNOLDS FOOD PACKAGING CANADA INC.
By:	MICHAEL E. GRAHAM
	Name:	MICHAEL E. GRAHAM
Title:
(Authorized Signatory)

2

“SCHEDULE B-4”
UNANIMOUS SHAREHOLDER DECLARATION
TO: 798795 ONTARIO LTD. (the “Corporation”)
     WHEREAS the Corporation is governed by the Business Corporations Act (Ontario) (the “Act”) and the undersigned shareholder (the “Shareholder”) is the owner of all of the issued and outstanding shares of the Corporation;
     AND WHEREAS this instrument is a written declaration (the “Declaration”) by the Shareholder that restricts in part the powers of the directors to manage or supervise the management of the business and affairs of the Corporation (the “Directors”) and is deemed by the Act to be a unanimous shareholder agreement;
     AND WHEREAS it is desirable that the Shareholder rather than the Directors approve certain actions referred to below;
     NOW THEREFORE THIS DECLARATION WITNESSES as follows:
1. The powers of the Directors of the Corporation to manage or supervise the management of the business and affairs of the Corporation, whether such powers arise from the Act, the articles or the by-laws of the Corporation, or otherwise, are hereby restricted to the extent that the specific actions referred to in the attached resolutions may only be approved by the Shareholder (such actions being hereinafter referred to as the “Authorized Actions”) and the Directors are relieved of their duties and liabilities relating to the Authorized Actions.
2. In accordance with the Act and paragraph 1 hereof, the Shareholder shall have all the rights, powers and duties of the Directors of the Corporation in relation to the Authorized Actions.
3. In the exercise of such rights, powers and duties, the Shareholder shall be subject to the same duties to which the Directors of the Corporation would have been subject in the exercise of such rights and powers had this Declaration not been made.
4. A copy of this Declaration, together with any amendment or repeal thereof, shall be provided to each Director.

5. This Declaration shall enure to the benefit of the Directors and their heirs and legal representatives (who for this purpose shall be deemed to be parties to this Declaration) and shall be governed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.
     DATED: JUNE 28, 2011.

NEWSPRING CANADA INC.
By:	/s/ G. HANSON
	Name:	G. HANSON
Title:
(Authorized Signatory)

2

RESOLUTION OF THE SOLE SHAREHOLDER
OF
798795 ONTARIO LTD.
(the “Corporation”)
     WHEREAS the shareholder is a party to a Unanimous Shareholder Declaration dated June 28, 2011 which restricts, in whole or in part, the powers of the directors to manage, or supervise the management of, the business and affairs of the Corporation;
Amalgamation with Reynolds Food Packaging Inc., Closure Systems International (Canada) Limited, Newspring Canada Inc. and Pactiv Canada Inc.
     WHEREAS Closure Systems International (Canada) Limited (“Closure”) and Newspring Canada Inc. (“Newspring”) are wholly-owned subsidiaries of Reynolds Food Packaging Inc. (“Reynolds”), the Corporation is a wholly-owned subsidiary of Newspring and Pactiv Canada Inc. (“Pactiv”) is a wholly-owned subsidiary of the Corporation;
     AND WHEREAS it is desirable that the Corporation amalgamate with Reynolds, Closure, Newspring and Pactiv pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”).
     RESOLVED that:
1.	the amalgamation of the Corporation with Reynolds, Closure, Newspring and Pactiv under the Act, pursuant to subsection 177(1) thereof, is approved;

2.	upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof and the stated capital of the amalgamated corporation shall be the same as the stated capital of Reynolds;

3.	the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Reynolds;

4.	no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5.	any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation.
* * * * *

     The foregoing resolution is hereby consented to by the sole shareholder of the Corporation pursuant to the Unanimous Shareholder Declaration dated June 28, 2011 and pursuant to the Business Corporations Act (Ontario) this 28 day of June, 2011.

NEWSPRING CANADA INC.
By:	/s/ G.HANSON
	Name:	G. HANSON
Title:
(Authorized Signatory)

2

“SCHEDULE B-5”
UNANIMOUS SHAREHOLDER DECLARATION
TO: PACTIV CANADA INC. (the “Corporation”)
     WHEREAS the Corporation is governed by the Business Corporations Act (Ontario) (the “Act”) and the undersigned shareholder (the “Shareholder”) is the owner of all of the issued and outstanding shares of the Corporation;
     AND WHEREAS this instrument is a written declaration (the “Declaration”) by the Shareholder that restricts in part the powers of the directors to manage or supervise the management of the business and affairs of the Corporation (the “Directors”) and is deemed by the Act to be a unanimous shareholder agreement;
     AND WHEREAS it is desirable that the Shareholder rather than the Directors approve certain actions referred to below;
NOW THEREFORE THIS DECLARATION WITNESSES as follows:
1. The powers of the Directors of the Corporation to manage or supervise the management of the business and affairs of the Corporation, whether such powers arise from the Act, the articles or the by-laws of the Corporation, or otherwise, are hereby restricted to the extent that the specific actions referred to in the attached resolutions may only be approved by the Shareholder (such actions being hereinafter referred to as the “Authorized Actions”) and the Directors are relieved of their duties and liabilities relating to the Authorized Actions.
2. In accordance with the Act and paragraph 1 hereof, the Shareholder shall have all the rights, powers and duties of the Directors of the Corporation in relation to the Authorized Actions.
3. In the exercise of such rights, powers and duties, the Shareholder shall be subject to the same duties to which the Directors of the Corporation would have been subject in the exercise of such rights and powers had this Declaration not been made.
4. A copy of this Declaration, together with any amendment or repeal thereof, shall be provided to each Director.

5. This Declaration shall enure to the benefit of the Directors and their heirs and legal representatives (who for this purpose shall be deemed to be parties to this Declaration) and shall be governed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.
DATED: JUNE 28, 2011.

798795 ONTARIO LTD.
By:	/s/ G. HANSON
	Name:	G.HANSON
Title:
(Authorized Signatory)

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RESOLUTION OF THE SOLE SHAREHOLDER
OF
PACTIV CANADA INC.
(the “Corporation”)
     WHEREAS the shareholder is a party to a Unanimous Shareholder Declaration dated June 28, 2011 which restricts, in whole or in part, the powers of the directors to manage, or supervise the management of, the business and affairs of the Corporation;
Amalgamation with Reynolds Food Packaging Canada Inc., Closure Systems International (Canada) Limited, Newspring Canada Inc. and 798795 Ontario Ltd.
     WHEREAS Closure Systems International (Canada) Limited (“Closure”) and Newspring Canada Inc. (“Newspring”) are wholly-owned subsidiaries of Reynolds Food Packaging Canada Inc. (“Reynolds”), 798795 Ontario Ltd. (“NumberCo”) is a wholly-owned subsidiary of Newspring and the Corporation is a wholly-owned subsidiary of NumberCo;
     AND WHEREAS it is desirable that the Corporation amalgamate with Reynolds, Closure, Newspring and NumerCo pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”).
     RESOLVED that:
1.	the amalgamation of the Corporation with Reynolds, Closure, Newspring and NumberCo under the Act, pursuant to subsection 177(1) thereof, is approved;

2.	upon the endorsement of a certificate on the articles of amalgamation pursuant to section 178 of the Act, all shares in the capital of the Corporation, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof and the stated capital of the amalgamated corporation shall be the same as the stated capital of Reynolds;

3.	the articles of amalgamation and the by-laws of the amalgamated corporation shall be the same as the articles and by-laws of Reynolds;

4.	no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5.	any director or officer of the Corporation is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing, including the execution and filing of articles of amalgamation.
* * * * *

     The foregoing resolution is hereby consented to by the sole shareholder of the Corporation pursuant to the Unanimous Shareholder Declaration dated June 28, 2011 and pursuant to the Business Corporations Act (Ontario) this 28 day of June, 2011.

798795 ONTARIO LTD.
By:	/s/ G. HANSON
	Name:	G. HANSON
Title:
(Authorized Signatory)

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